Business Combinations	12 Months Ended
Dec. 31, 2024
Business Combination [Abstract]
Business Combinations

Note 2 – Business Combinations

2024 Business Combination

On June 20, 2024, the 2024 Business Combination was completed and accounted for using the acquisition method of accounting under ASC 805. The results of operations are included in the accompanying consolidated statements of operations from the date of the acquisition. Under the acquisition method of accounting, the assets and liabilities have been recorded at their respective estimated fair values as of the date of closing and reported into the accompanying consolidated balance sheets.

Preliminary fair value measurements were made for acquired assets and liabilities, and adjustments to those measurements may be made in subsequent periods (up to one year from the acquisition date) as information necessary to complete the fair value analysis is obtained. The measurements associated with working capital, property, plant and equipment, and the allocation of certain intangible assets are preliminary as of the date these financial statements are available to be issued. The carrying amounts of cash and cash equivalents, and other net working capital accounts approximate their fair values due to their nature or the short-term maturity of instruments. The acquired debt was determined to approximate fair value as the terms were commensurate with current market terms. The acquired leases were accounted for in accordance with ASC 842. The fair value of the intangible assets acquired was determined using variations of the income approach that utilizes unobservable inputs classified as Level 3 measurements.

Customer relationships were valued using a form of the income approach referred to as the excess earnings method. This approach is based on forecasted revenue expected from the acquired customers, accounting for the loss of customers over time. Projected income from existing customer relationships was determined using a customer retention rate of 97% for both Flowco Productions and Flogistix. The present value of operating cash flows from existing customers was determined using discount rates of 23% and 19% for Flogistix and Flowco Productions, respectively.

The trade name and developed technology were valued using the relief-from-royalty method. This method is based on the application of a royalty rate to forecasted revenue to quantify the benefit of owning the intangible asset rather than paying a royalty for use of the asset. To estimate royalty savings over time, the Company projected revenue from the acquired existing technology over the estimated remaining life of the technology, including the effect of assumed technological obsolescence, before applying an assumed royalty rate. The Company assumed technological obsolescence at rates of 5% and 10% annually for Flogistix and Flowco Productions, respectively, before applying an assumed royalty rate between 1.5% and 5% for Flogistix, and 2.5% and 5% for Flowco Productions.

The fair value of inventory was determined using a form of the top-down approach known as the comparative sales method. This method begins with estimating the selling price of the acquired finished goods which utilizes the respective royalty rates defined above, and then deducts the costs and profits related to manufacturing and disposal efforts. The fair value of property and equipment was determined using a combination of replacement cost and indirect cost.

Flowco Productions is a provider of artificial lift products, which offer early intervention and long-term solutions for enhanced oil and gas recovery. The financial results of Flowco Productions are included in the Production Solutions reporting segment.

Flogistix operates in the business of capturing natural gas from tanks and other production equipment for its customers primarily through providing natural gas compression equipment and services, along with improving natural gas and crude oil production. The financial results of Flogistix are included in the Natural Gas Technologies reporting segment.

The Company paid $1,250 of transaction related expenses, which were expensed as incurred and included within selling, general and administrative expenses in the consolidated statements of operations.

The 2024 Business Combination was achieved through the contributions of Flowco Productions and Flogistix in exchange for 2,600,000 and 2,300,000 Class A units, respectively. Estis was determined to be the accounting acquirer and therefore is not included in the consideration transferred. 5,100,000 Class A units were issued to Estis Member in exchange for 1,000 units of the predecessor, which have been reflected retrospectively.

The total purchase price for the 2024 Business Combination was $854.6 million consisting of $399.8 million relating to Flogistix and $454.8 million relating to Flowco Productions. The value of the consideration was equivalent to the enterprise value of the underlying businesses which were determined using the guideline public company method market approach. Goodwill is recognized as the excess of consideration over the net assets acquired of Flowco Productions and Flogistix and represents the value derived from the assembled workforce, established processes, and expected future market growth. In the fourth quarter ended December 31, 2024, the Company identified an adjustment to the fair value of the acquired intangible assets resulting in a decrease to the fair value of goodwill of $17.8 million and $3.0 million for Flogistix and Flowco Productions, respectively, with a corresponding increase to the intangible assets related to the respective entities. These adjustment were not considered measurement period adjustments.

The following table presents the consideration transferred and preliminary fair value of Flogistix assets acquired and liabilities assumed in accordance with ASC 805 (in thousands):

Cash and cash equivalents	$193
Accounts receivable - trade, net	18,104
Inventory	82,378
Prepaid expenses and other current assets	2,551
Property, plant and equipment	357,443
Intangible assets	110,290
Finance lease right-of-use assets	8,629
Operating lease right-of-use assets	9,763
Other assets	358
Accounts payable - Trade	(18,143)
Accrued expenses	(9,495)
Current portion of finance lease obligations	(2,356)
Current portion of operating lease obligations	(3,579)
Deferred revenue	(4,085)
Operating lease obligations, net of current portion	(6,172)
Finance lease obligations, net of current portion	(6,506)
Long-term debt	(205,933)
Identifiable net assets acquired	333,440
Goodwill	66,325
Total consideration transferred	$399,765

The following table presents the consideration transferred and preliminary fair value of Flowco Productions assets acquired and liabilities assumed in accordance with ASC 805 (in thousands):

Cash and cash equivalents	$2,895
Accounts receivable - trade, net	42,999
Inventory	61,194
Prepaid expenses and other current assets	1,565
Property, plant and equipment	28,608
Intangible assets	194,000
Finance lease right-of-use assets	6,102
Operating lease right-of-use assets	5,151
Other assets	300
Accounts payable - Trade	(11,119)
Accrued expenses	(15,534)
Current portion of finance lease obligations	(3,225)
Current portion of operating lease obligations	(2,179)
Operating lease obligations, net of current portion	(2,972)
Finance lease obligations, net of current portion	(2,877)
Long-term debt	(29,930)
Identifiable net assets acquired	274,978
Goodwill	179,885
Total consideration transferred	$454,863

Identifiable intangible assets and their amortization periods are estimated as follows (in thousands):

	Cost Basis	Useful Life (years)
Flogistix
Trade name	$16,650	10
Developed Technology	47,450	20
Customer relationships	46,190	14
	$110,290
FPS
Trade name	$39,000	10
Developed Technology	39,000	10
Customer relationships	116,000	9
	$194,000

$66.3 million of Flogistix goodwill was recognized within the Natural Gas Technology segment and $179.9 million of Flowco Productions goodwill was recognized within the Productions Solutions segment in the consolidated balance sheet. The Company determined the useful life of the customer relationships using a form of the income approach referred to as excess earnings method. This approach is based on forecasted revenue expected from the acquired customers, accounting for the loss of customers over time. The Company determined the useful life of the trade name based on anticipated future use of the trade name and industry norms. The Company determined the useful life of the developed technology on the basis of the obsolescence factor and long-term projections for U.S. gross domestic product (“GDP”) and consumer price index (“CPI”) and the understanding of the current and expected future state of the technology.

The following table (in thousands) presents certain unaudited pro forma financial information for the years ended December 31, 2024 and 2023, as if the 2024 Business Combination had been completed on January 1, 2023. Net Sales and net income of Flogistix in the historical consolidated statements of operations for the period from June 20, 2024 to December 31, 2024 were $125.7 million and $18.4 million, respectively. Net Sales and net income of Flowco

Productions in the historical consolidated statements of operations for the period from June 20, 2024 to December 31, 2024 were $135.5 million and $4.6 million, respectively. These unaudited pro forma results may not necessarily reflect the actual results of operations that would have been achieved, nor are they necessarily indicative of future results of operations. The unaudited pro forma information reflects adjustments for depreciation and amortization resulting from the fair value step-up of property, plant and equipment and the intangible assets acquired, recognition of incremental costs due to the fair value step-up for inventory acquired, and the reduction in interest expense from elimination of deferred financing costs.

	Year Ended December 31,
	2024	2023
Pro forma net sales	$733,259	$665,311
Pro forma net income	$103,999	$122,177

Other Business Combination

On October 25, 2024, the Company completed the acquisition of 100% of the equity interests in an oilfield services company located in Midland, Texas, for a total purchase price of $7.0 million. This acquisition consists primarily of machinery and equipment and certain intangible assets related to customer relationships contract and intellectual property. This acquisition is complementary to the Company's existing oilfield service presence already in the area and provides additional service capacity in a region where producers are actively drilling for crude oil and natural gas.

This acquisition was accounted for as a business combination which, among other things, requires assets acquired and liabilities assumed to be measured at their acquisition date fair values. The agreement also contained a contingent liability in the form of an earnout arrangement whereby the Company is contractually obligated to pay the seller if certain operating conditions are met. This contingent liability has been included as part of the consideration given up at the closing of this acquisition. The excess of consideration given up over the net fair values was recorded to goodwill.

The purchase price and assessment of the fair value of the assets acquired were as follows (in thousands):

Property, plant and equipment	$2,363
Intangible assets	3,928
Earnout liability	(548)
Identifiable net assets acquired	5,743
Goodwill	1,257
Total consideration transferred	$7,000

Property, plant and equipment recognized in the above acquisition are primarily related to vehicles and trailers. The net book value was assumed to be the fair value for these acquired property, plant and equipment.

Identifiable intangible assets recognized in the above acquisition are primarily related to oilfield services contracts, non-compete agreements and customer relationships. The basis for determining the fair value of these intangible assets is the estimated future net cash flows expected to be generated from the acquired agreements and customer relationships. The intangibles acquired in this acquisition are being amortized on a straight-line basis over an initial six-year period for the acquired customer relationships and three-year period for the acquired non-compete agreements and other contracts.

Revenues and earnings related to this acquisition are included within the consolidated statements of operations since the acquisition date and are not considered to be material for separate disclosure. Supplemental pro forma revenue and earnings reflecting this acquisition as if it had been completed on January 1, 2023, are not materially different from the information presented in the accompanying consolidated statement of operations and are, therefore, not presented.